UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2023

FRANKLIN

U.S. LARGE CAP

EQUITY FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

II	Franklin U.S. Large Cap Equity Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin U.S. Large Cap Equity Fund for the twelve-month reporting period ended November 30, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2023, Sundaram Chettiappan, CFA and Chandra Seethamraju, PhD joined the Fund’s portfolio management team and Joseph Giroux ceased to be a member of the Fund’s portfolio management team. For more information, please see the Fund’s prospectus supplement dated September 1, 2023.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 29, 2023

Franklin U.S. Large Cap Equity Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Indexi. The Fund may invest in a variety of equity securities, including but not limited to exchange-traded and over-the-counter (“OTC”) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”). The Fund has exposure to growth and value equities of large capitalization companies. The Fund seeks to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years).

We at Franklin Advisers, Inc. (“Franklin Advisers”), the Fund’s subadviser, use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. We are part of a team that uses research in an effort to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated. We employ sector constraints to limit the Fund’s ability to overweight or underweight particular sectors. Ordinarily, no single equity exposure is expected to make up more than 5% of the Fund’s assets. However, as part of our investment process, larger companies with especially large weights in the Russell 1000 Index may be overweighted in the Fund, which may result in Fund positions of greater than 5% in those securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities as measured by the Russell 1000 Index were positive for the twelve-month reporting period ended November 30, 2023, with a return of 13.57%. Results were mixed at the sector level with about half of the sectors advancing, a number in double digits. The information technology (“IT”), communication services and consumer discretionary sectors were the best performing while the utilities and financials sectors posted the most negative returns.

Following a solid rebound in November of 2022 as inflation data improved, the U.S. equity market pulled back broadly in December, leaving major indexes with their strongest quarter of 2022 but their worst calendar-year performance since 2008. Even as the U.S. economy returned to growth in the third quarter and supply chains continued improving through December, investor sentiment oscillated between expectations of a soft and a hard economic landing, driven by what has been the fastest pace of interest-rate hikes since the early 1980s. And although markets initially cheered as China began rapidly phasing out pandemic lockdowns tied to its zero-COVID policies, by mid-December U.S. investors grew at least equally worried about the global implications of a dramatic surge in the COVID-19 cases across China.

Key U.S. equity indexes ended the first quarter of 2023 with gains despite a bout of heightened financial market volatility in March due to turmoil in the banking industry. Two

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	1

Fund overview (cont’d)

mid-sized U.S. banks collapsed, and a Swiss bank was forced into a merger. However, quick intervention by the authorities helped to calm these fears, while better-than-feared corporate earnings reports and smaller interest-rate increases from the U.S. Federal Reserve Board (the “Fed”) also supported investor sentiment.

Key measures of U.S. stocks rose during the second quarter of 2023, driven by better-than-expected first-quarter corporate earnings reports, the suspension of the debt ceiling, subsiding concerns about U.S. regional banks, resilient economic growth, and hopes for an end to the Fed’s campaign of interest-rate hikes. Investor enthusiasm for artificial intelligence (“AI”) bolstered technology-related stocks in the IT, consumer discretionary and communication services sectors.

The first-half 2023 rally in U.S. equities initially stretched into July, but Fitch Ratings downgraded the country’s credit rating to AA+ from AAA early in August, and U.S. stocks fell during August and September amid a significant rise in U.S. Treasury yields as the Fed indicated it would keep interest rates higher for longer than investors had previously expected. Stock market losses for the third calendar quarter were fairly broad-based as nearly all sectors of a key U.S. index declined. The Fed raised the federal funds target rate in July to the highest level since 2001 but paused in September. In August, the core personal consumption expenditures price index—which excludes food and energy prices and is the Fed’s preferred inflation gauge—reached the lowest level since May 2021 but remained significantly higher than the Fed’s 2.0% long-run inflation target. U.S. gross domestic product growth moderated in the second quarter, while recent employment reports have indicated a cooling but resilient labor market. Meanwhile, U.S. manufacturing activity remained in contraction during the third quarter, while services activity continued to expand.

U.S. stocks retreated for the third consecutive month in October 2023 but surged in November 2023. Cooling inflation, a softening but resilient jobs market and solid economic growth led to investor optimism about the likely end of the Fed’s rate-hiking cycle (after the Fed left the federal funds target rate unchanged at a twenty-two-year high early in the month) and potential for an economic soft landing.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction, and the Fund’s investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

2	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Performance review

For the twelve months ended November 30, 2023, Class IS shares of Franklin U.S. Large Cap Equity Fund returned 13.83%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 13.57% for the same period.

Performance Snapshot as of November 30, 2023 (unaudited)
	6 months	12 months
Franklin U.S. Large Cap Equity Fund:
Class FI	12.48%	13.36%
Class I	12.56%	13.69%
Class IS	12.71%	13.83%
Russell 1000 Index	10.32%	13.57%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2023, the gross total annual fund operating expense ratios for Class FI, Class I and Class IS shares were 1.39%, 0.91% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection across a number of sectors. Selection was particularly strong in the consumer discretionary, industrials, communication services and financials sectors. Underweighting the utilities and consumer staples sectors also contributed, given their weak return in the Russell 1000 Index.

At the security level, the leading contributors were overweights to two consumer discretionary names, PulteGroup and Gap. Residential home construction company PulteGroup stock returned 99.57% for the period, while Gap, which was purchased in May 2023, returned 158.20% for the period held. IT firm Adobe was also a leading contributor, with a return of 77.14%.

Q. What were the leading detractors from performance?

A. Stock allocation decisions detracted from performance relative to the Russell 1000 Index for the reporting period, especially an overweight to the bank portion of the financials sector, which had a negative return in a positive return environment, and an underweight to communication services, which was a strong performer in the Russell 1000 Index. Stock selection in the IT and health care sectors was also a leading detractor, along with more modest negative selection results in the utilities, materials and non-bank financials sectors.

At the security level, the leading detractors were underweighting NVIDIA and Eli Lilly. NVIDIA made a significant investment in AI and deep learning applications and benefited from the AI surge, returning 176.47% for the period. Eli Lilly was purchased in September 2023, so the portfolio did not benefit from much of the run up in value during the reporting period. Overweighting Bristol-Myers Squibb, which declined for the period (-36.30%), was also a detractor as the pharmaceutical company faced competition from generic drugs and lowered expectations for new product launches.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant fundamental changes to the Fund during the period.

Thank you for your investment in the Franklin U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

December 12, 2023

RISKS: Common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency

4	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

fluctuations. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Fund will also indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF, in addition to the management fees and other expenses paid by the Fund. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investments strategies.

Portfolio holdings and breakdowns are as of November 30, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2023 were: Apple Inc. (7.6%), Microsoft Corp. (6.9%), Amazon.com Inc. (3.0%), NVIDIA Corp. (2.6%), Alphabet Inc., Class C Shares (2.2%), Meta Platforms Inc., Class A Shares (2.1%), UnitedHealth Group Inc. (1.9%), Alphabet Inc., Class A Shares (1.9%), Adobe Inc. (1.8%) and Exxon Mobil Corp. (1.7%). Please refer to pages 13 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2023 were: information technology (27.7%), health care (13.1%), consumer discretionary (12.3%), financials (11.9%) and communication services (9.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	5

Fund overview (cont’d)

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 93% of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2023 and November 30, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2023 and held for the six months ended November 30, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	12.48%	$1,000.00	$1,124.80	1.05%	$5.59	Class FI	5.00%	$1,000.00	$1,019.80	1.05%	$5.32
Class I	12.56	1,000.00	1,125.60	0.81	4.32	Class I	5.00	1,000.00	1,021.01	0.81	4.10
Class IS	12.71	1,000.00	1,127.10	0.70	3.73	Class IS	5.00	1,000.00	1,021.56	0.70	3.55

8	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

[1]	For the six months ended November 30, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	9

Fund performance (unaudited)

Average annual total returns[1]
	Class FI	Class I	Class IS
Twelve Months Ended 11/30/23	13.36%	13.69%	13.83%
Five Years Ended 11/30/23	10.83	11.02	11.13
Ten Years Ended 11/30/23	10.12	N/A	10.42
Inception* through 11/30/23	—	9.75	—

Cumulative total returns[1]
Class FI (11/30/13 through 11/30/23)	162.11%
Class I (Inception date of 5/1/15 through 11/30/23)	122.16
Class IS (11/30/13 through 11/30/23)	169.41

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class FI, I and IS shares are April 30, 2008, May 1, 2015, and April 30, 2008, respectively.

10	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Historical performance

Value of $10,000 invested in

Class FI Shares of Franklin U.S. Large Cap Equity Fund vs. Russell 1000 Index† — November 2013 - November 2023

Value of $1,000,000 invested in

Class IS Shares of Franklin U.S. Large Cap Equity Fund vs. Russell 1000 Index† — November 2013 - November 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	11

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class IS shares of Franklin U.S. Large Cap Equity Fund on November 30, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2023. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Index. The Russell 1000 Index (the “Index”) measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class FI and Class IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Schedule of investments

November 30, 2023

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 97.8%
Communication Services — 9.0%
Diversified Telecommunication Services — 0.6%
AT&T Inc.	61,022	$1,011,134
Entertainment — 1.4%
Electronic Arts Inc.	8,021	1,106,978
Netflix Inc.	3,159	1,497,271	*
Total Entertainment		2,604,249
Interactive Media & Services — 6.2%
Alphabet Inc., Class A Shares	25,926	3,435,973	*
Alphabet Inc., Class C Shares	29,524	3,953,854	*
Meta Platforms Inc., Class A Shares	11,586	3,790,360	*
Total Interactive Media & Services		11,180,187
Media — 0.8%
Comcast Corp., Class A Shares	35,648	1,493,295
Total Communication Services		16,288,865
Consumer Discretionary — 12.3%
Automobiles — 1.9%
General Motors Co.	28,000	884,800
Harley-Davidson Inc.	22,019	660,350
Tesla Inc.	7,844	1,883,187	*
Total Automobiles		3,428,337
Broadline Retail — 3.6%
Amazon.com Inc.	37,333	5,453,978	*
eBay Inc.	14,938	612,607
Nordstrom Inc.	30,806	481,190
Total Broadline Retail		6,547,775
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings Inc.	514	1,606,610	*
Expedia Group Inc.	6,742	918,125	*
MGM Resorts International	24,954	984,186
Total Hotels, Restaurants & Leisure		3,508,921
Household Durables — 2.2%
PulteGroup Inc.	23,852	2,108,994
Toll Brothers Inc.	21,136	1,815,371
Total Household Durables		3,924,365
Specialty Retail — 2.2%
AutoZone Inc.	357	931,745	*
Gap Inc.	65,060	1,305,754

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	13

Schedule of investments (cont’d)

November 30, 2023

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Specialty Retail — continued
Home Depot Inc.	2,799	$877,459
Ulta Beauty Inc.	1,871	797,027	*
Total Specialty Retail		3,911,985
Textiles, Apparel & Luxury Goods — 0.5%
PVH Corp.	9,803	958,538
Total Consumer Discretionary		22,279,921
Consumer Staples — 5.2%
Beverages — 0.9%
Boston Beer Co. Inc., Class A Shares	1,158	410,812	*
Molson Coors Beverage Co., Class B Shares	18,715	1,151,721
Total Beverages		1,562,533
Consumer Staples Distribution & Retail — 2.4%
Albertsons Cos. Inc., Class A Shares	41,887	911,880
Costco Wholesale Corp.	886	525,168
Kroger Co.	22,091	977,968
Walmart Inc.	12,445	1,937,562
Total Consumer Staples Distribution & Retail		4,352,578
Food Products — 0.7%
Hershey Co.	7,019	1,319,010
Household Products — 1.0%
Colgate-Palmolive Co.	8,296	653,476
Procter & Gamble Co.	7,059	1,083,698
Total Household Products		1,737,174
Tobacco — 0.2%
Altria Group Inc.	10,694	449,576
Total Consumer Staples		9,420,871
Energy — 4.5%
Oil, Gas & Consumable Fuels — 4.5%
APA Corp.	13,481	485,316
Cheniere Energy Inc.	4,356	793,445
Exxon Mobil Corp.	30,074	3,089,803
HF Sinclair Corp.	10,533	552,772
Marathon Oil Corp.	45,581	1,159,125
Marathon Petroleum Corp.	5,347	797,719
Valero Energy Corp.	9,958	1,248,335
Total Energy		8,126,515
Financials — 11.9%
Banks — 3.5%
Associated Banc-Corp.	35,379	627,624

See Notes to Financial Statements.

14	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
Bank of America Corp.	11,408	$347,830
Citizens Financial Group Inc.	26,890	733,290
JPMorgan Chase & Co.	13,368	2,086,477
Wells Fargo & Co.	35,186	1,568,944
Zions Bancorp NA	25,190	897,520
Total Banks		6,261,685
Capital Markets — 1.2%
Bank of New York Mellon Corp.	20,498	990,463
Evercore Inc., Class A Shares	4,456	657,483
State Street Corp.	7,575	551,612
Total Capital Markets		2,199,558
Consumer Finance — 0.7%
Ally Financial Inc.	17,186	502,175
Bread Financial Holdings Inc.	9,958	279,820
Synchrony Financial	16,042	519,119
Total Consumer Finance		1,301,114
Financial Services — 4.9%
Berkshire Hathaway Inc., Class B Shares	5,185	1,866,600	*
Equitable Holdings Inc.	34,228	1,050,457
Mastercard Inc., Class A Shares	5,339	2,209,439
MGIC Investment Corp.	44,263	778,586
PayPal Holdings Inc.	5,347	308,041	*
Visa Inc., Class A Shares	7,052	1,810,107
Western Union Co.	77,778	904,558
Total Financial Services		8,927,788
Insurance — 1.6%
American International Group Inc.	22,280	1,466,247
Assured Guaranty Ltd.	11,587	786,873
WR Berkley Corp.	8,021	581,923
Total Insurance		2,835,043
Total Financials		21,525,188
Health Care — 13.1%
Biotechnology — 2.3%
Alkermes PLC	28,518	688,424	*
Exelixis Inc.	40,105	874,690	*
Mural Oncology PLC	2,851	10,292	*
Neurocrine Biosciences Inc.	7,130	831,287	*
Vertex Pharmaceuticals Inc.	5,168	1,833,658	*
Total Biotechnology		4,238,351

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	15

Schedule of investments (cont’d)

November 30, 2023

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Providers & Services — 5.3%
Elevance Health Inc.	3,765	$1,805,280
McKesson Corp.	3,323	1,563,671
Molina Healthcare Inc.	5,295	1,935,640
Tenet Healthcare Corp.	13,481	930,324	*
UnitedHealth Group Inc.	6,238	3,449,427
Total Health Care Providers & Services		9,684,342
Health Care Technology — 0.5%
Veeva Systems Inc., Class A Shares	4,919	857,431	*
Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	24,063	1,188,231
Eli Lilly & Co.	3,422	2,022,539
Jazz Pharmaceuticals PLC	7,575	895,592	*
Johnson & Johnson	8,911	1,378,175
Merck & Co. Inc.	24,857	2,547,345
Viatris Inc.	102,686	942,658
Total Pharmaceuticals		8,974,540
Total Health Care		23,754,664
Industrials — 8.5%
Aerospace & Defense — 0.7%
Lockheed Martin Corp.	2,674	1,197,337
Building Products — 1.8%
Builders FirstSource Inc.	11,587	1,553,933	*
Owens Corning	12,445	1,687,293
Total Building Products		3,241,226
Commercial Services & Supplies — 0.7%
CoreCivic Inc.	85,761	1,240,962	*
Construction & Engineering — 0.7%
EMCOR Group Inc.	5,532	1,175,661
Electrical Equipment — 1.1%
Acuity Brands Inc.	6,222	1,115,356
nVent Electric PLC	16,042	854,236
Total Electrical Equipment		1,969,592
Ground Transportation — 0.9%
CSX Corp.	17,114	552,782
Ryder System Inc.	10,694	1,145,755
Total Ground Transportation		1,698,537
Machinery — 1.3%
PACCAR Inc.	11,363	1,043,351
Snap-on Inc.	5,079	1,395,150
Total Machinery		2,438,501

See Notes to Financial Statements.

16	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Professional Services — 1.3%
ManpowerGroup Inc.	5,394	$400,289
Robert Half Inc.	8,300	680,434
Science Applications International Corp.	2,034	238,812
Verisk Analytics Inc.	4,461	1,077,019
Total Professional Services		2,396,554
Total Industrials		15,358,370
Information Technology — 27.7%
Communications Equipment — 1.8%
Arista Networks Inc.	6,684	1,468,542	*
Cisco Systems Inc.	37,538	1,816,088
Total Communications Equipment		3,284,630
Electronic Equipment, Instruments & Components — 0.5%
Avnet Inc.	13,794	645,007
Crane NXT Co.	5,971	307,268
Total Electronic Equipment, Instruments & Components		952,275
IT Services — 1.1%
Accenture PLC, Class A Shares	1,600	533,024
Amdocs Ltd.	7,130	597,280
Cognizant Technology Solutions Corp., Class A Shares	12,477	878,131
Total IT Services		2,008,435
Semiconductors & Semiconductor Equipment — 5.4%
Applied Materials Inc.	8,911	1,334,690
Lam Research Corp.	2,675	1,915,086
NVIDIA Corp.	10,249	4,793,457
QUALCOMM Inc.	13,691	1,766,823
Total Semiconductors & Semiconductor Equipment		9,810,056
Software — 11.1%
Adobe Inc.	5,288	3,231,021	*
Dolby Laboratories Inc., Class A Shares	11,587	997,988
Dropbox Inc., Class A Shares	58,613	1,651,714	*
Microsoft Corp.	32,977	12,495,315
Splunk Inc.	5,447	825,439	*
Teradata Corp.	18,667	882,016	*
Total Software		20,083,493
Technology Hardware, Storage & Peripherals — 7.8%
Apple Inc.	72,592	13,788,851
Xerox Holdings Corp.	25,588	357,976
Total Technology Hardware, Storage & Peripherals		14,146,827
Total Information Technology		50,285,716

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	17

Schedule of investments (cont’d)

November 30, 2023

Franklin U.S. Large Cap Equity Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Materials — 2.8%
Chemicals — 1.3%
CF Industries Holdings Inc.		12,404	$932,161
Huntsman Corp.		53,057	1,305,202
Total Chemicals			2,237,363
Containers & Packaging — 0.5%
International Paper Co.		25,100	927,194
Metals & Mining — 1.0%
Cleveland-Cliffs Inc.		44,562	764,684	*
Steel Dynamics Inc.		8,911	1,061,567
Total Metals & Mining			1,826,251
Total Materials			4,990,808
Real Estate — 1.7%
Hotel & Resort REITs — 0.5%
Host Hotels & Resorts Inc.		57,538	1,005,189
Specialized REITs — 1.2%
CubeSmart		14,519	577,275
Lamar Advertising Co., Class A Shares		15,072	1,526,643
Total Specialized REITs			2,103,918
Total Real Estate			3,109,107
Utilities — 1.1%
Electric Utilities — 0.8%
Entergy Corp.		6,238	632,596
Pinnacle West Capital Corp.		10,694	801,408
Total Electric Utilities			1,434,004
Gas Utilities — 0.3%
National Fuel Gas Co.		10,268	521,512
Total Utilities			1,955,516
Total Investments before Short-Term Investments (Cost — $137,817,875)			177,095,541

	Rate
Short-Term Investments — 0.7%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,287,708)	5.279%	1,287,708	1,287,708	(a)
Total Investments — 98.5% (Cost — $139,105,583)			178,383,249
Other Assets in Excess of Liabilities — 1.5%			2,806,516
Total Net Assets — 100.0%			$181,189,765

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

18	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Statement of assets and liabilities

November 30, 2023

Assets:
Investments, at value (Cost — $139,105,583)	$178,383,249
Receivable for Fund shares sold	2,666,031
Dividends receivable	292,099
Prepaid expenses	7,644
Total Assets	181,349,023

Liabilities:
Investment management fee payable	81,824
Audit and tax fees payable	36,925
Fund accounting fees payable	27,906
Trustees’ fees payable	2,326
Service and/or distribution fees payable	19
Accrued expenses	10,258
Total Liabilities	159,258
Total Net Assets	$181,189,765

Net Assets:
Par value (Note 7)	$96
Paid-in capital in excess of par value	137,549,103
Total distributable earnings (loss)	43,640,566
Total Net Assets	$181,189,765

Net Assets:
Class FI	$97,112
Class I	$448,366
Class IS	$180,644,287

Shares Outstanding:
Class FI	5,108
Class I	23,721
Class IS	9,529,304

Net Asset Value:
Class FI (and redemption price)	$19.01
Class I (and redemption price)	$18.90
Class IS (and redemption price)	$18.96

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	19

Statement of operations

For the Year Ended November 30, 2023

Investment Income:
Dividends	$2,952,332

Expenses:
Investment management fee (Note 2)	1,286,366
Fund accounting fees	67,163
Registration fees	53,268
Legal fees	39,370
Audit and tax fees	36,925
Trustees’ fees	13,287
Shareholder reports	9,895
Commitment fees (Note 8)	2,268
Insurance	1,264
Interest expense	1,077
Transfer agent fees (Notes 2 and 5)	552
Custody fees	321
Service and/or distribution fees (Notes 2 and 5)	213
Miscellaneous expenses	4,333
Total Expenses	1,516,302
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(228,735)
Net Expenses	1,287,567
Net Investment Income	1,664,765

Realized and Unrealized Gain on Investments and Futures Contracts (Notes 1, 3, 4 and 9):
Net Realized Gain From:
Investment transactions	4,774,928
Futures contracts	366,784
Net Realized Gain	5,141,712
Change in Net Unrealized Appreciation (Depreciation) From Investments	18,252,913
Net Gain on Investments and Futures Contracts	23,394,625
Increase in Net Assets From Operations	$25,059,390

See Notes to Financial Statements.

20	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2023	2022

Operations:
Net investment income	$1,664,765	$1,597,228
Net realized gain	5,141,712	42,127,790
Change in net unrealized appreciation (depreciation)	18,252,913	(53,419,707)
Increase (Decrease) in Net Assets From Operations	25,059,390	(9,694,689)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(12,649,314)	(45,000,056)
Decrease in Net Assets From Distributions to Shareholders	(12,649,314)	(45,000,056)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	10,555,917	198,940,899
Reinvestment of distributions	12,643,016	44,970,465
Cost of shares repurchased	(49,730,428)	(73,767,180)
Shares redeemed in-kind (Note 9)	—	(111,391,121)
Increase (Decrease) in Net Assets From Fund Share Transactions	(26,531,495)	58,753,063
Increase (Decrease) in Net Assets	(14,121,419)	4,058,318

Net Assets:
Beginning of year	195,311,184	191,252,866
End of year	$181,189,765	$195,311,184

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class FI Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$17.92	$24.84	$19.80	$18.93	$19.84

Income (loss) from operations:
Net investment income	0.10	0.15	0.03	0.12	0.14
Net realized and unrealized gain (loss)	2.20	(2.42)	6.23	2.27	1.48
Total income (loss) from operations	2.30	(2.27)	6.26	2.39	1.62

Less distributions from:
Net investment income	(0.15)	—	(0.15)	(0.15)	(0.23)
Net realized gains	(1.06)	(4.65)	(1.07)	(1.37)	(2.30)
Total distributions	(1.21)	(4.65)	(1.22)	(1.52)	(2.53)

Net asset value, end of year	$19.01	$17.92	$24.84	$19.80	$18.93
Total return[2]	13.36%	(11.74)%	32.51%	13.62%	11.04%[3]

Net assets, end of year (000s)	$97	$79	$152	$93	$60

Ratios to average net assets:
Gross expenses	1.27%	0.84%	2.71%	2.32%	1.36%
Net expenses[4,5]	1.05	0.71	1.05	1.05	1.05
Net investment income	0.55	0.79	0.14	0.71	0.81

Portfolio turnover rate	25%	67%[6]	38%[6]	42%	54%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 10.98% for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$17.77	$24.71	$19.72	$18.84	$19.73

Income (loss) from operations:
Net investment income	0.13	0.13	0.09	0.18	0.20
Net realized and unrealized gain (loss)	2.21	(2.42)	6.18	2.25	1.46
Total income (loss) from operations	2.34	(2.29)	6.27	2.43	1.66

Less distributions from:
Net investment income	(0.15)	—	(0.21)	(0.18)	(0.25)
Net realized gains	(1.06)	(4.65)	(1.07)	(1.37)	(2.30)
Total distributions	(1.21)	(4.65)	(1.28)	(1.55)	(2.55)

Net asset value, end of year	$18.90	$17.77	$24.71	$19.72	$18.84
Total return[2]	13.69%	(11.92)%	32.78%	13.96%	11.33%[3]

Net assets, end of year (000s)	$448	$63	$83	$63	$55

Ratios to average net assets:
Gross expenses	0.93%	0.91%	1.29%	0.80%	0.74%
Net expenses[4,5]	0.80	0.79	0.80	0.76	0.70
Net investment income	0.74	0.72	0.38	1.03	1.14

Portfolio turnover rate	25%	67%[6]	38%[6]	42%	54%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 9.73% for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$17.81	$24.73	$19.73	$18.87	$19.74

Income (loss) from operations:
Net investment income	0.16	0.17	0.09	0.19	0.21
Net realized and unrealized gain (loss)	2.21	(2.44)	6.21	2.25	1.47
Total income (loss) from operations	2.37	(2.27)	6.30	2.44	1.68

Less distributions from:
Net investment income	(0.16)	—	(0.23)	(0.21)	(0.25)
Net realized gains	(1.06)	(4.65)	(1.07)	(1.37)	(2.30)
Total distributions	(1.22)	(4.65)	(1.30)	(1.58)	(2.55)

Net asset value, end of year	$18.96	$17.81	$24.73	$19.73	$18.87
Total return[2]	13.83%	(11.81)%	32.93%	13.98%	11.44%[3]

Net assets, end of year (millions)	$181	$195	$191	$685	$862

Ratios to average net assets:
Gross expenses	0.82%	0.83%	0.75%	0.74%	0.74%
Net expenses[4,5]	0.70	0.70	0.70	0.70	0.70
Net investment income	0.91	0.93	0.40	1.11	1.18

Portfolio turnover rate	25%	67%[6]	38%[6]	42%	54%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended November 30, 2019.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Franklin U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	25

Notes to financial statements (cont’d)

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

26	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$177,095,541	—	—	$177,095,541
Short-Term Investments†	1,287,708	—	—	1,287,708
Total Investments	$178,383,249	—	—	$178,383,249

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	27

Notes to financial statements (cont’d)

currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

28	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2023, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	29

Notes to financial statements (cont’d)

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(545,190)	$545,190

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC prior to November 30, 2023) is the Fund’s investment manager. Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. FTFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

30	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, FTFA pays Franklin Advisers a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, FTFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by FTFA.

As a result of expense limitation arrangements between the Fund and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.05%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

During the year ended November 30, 2023, fees waived and/or expenses reimbursed amounted to $228,735.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended November 30, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $255 was earned by Investor Services.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of November 30, 2023, Franklin Resources and its affiliates owned 99.69% of the Fund.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

3. Investments

During the year ended November 30, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$44,879,323
Sales	83,773,097

At November 30, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$139,137,474	$43,196,176	$(3,950,401)	$39,245,775

4. Derivative instruments and hedging activities

At November 30, 2023, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2023. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$366,784

During the year ended November 30, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$229,966

†	At November 30, 2023, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

32	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

For the year ended November 30, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI	$213	$164
Class I	—	305
Class IS	—	83
Total	$213	$552

For the year ended November 30, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI	$186
Class I	415
Class IS	228,134
Total	$228,735

6. Distributions to shareholders by class

	Year Ended November 30, 2023	Year Ended November 30, 2022
Net Investment Income:
Class FI	$600	—
Class I	1,074	—
Class IS	1,721,983	—
Total	$1,723,657	—

Net Realized Gains:
Class FI	$5,206	$28,415
Class I	22,357	34,094
Class IS	10,898,094	44,937,547
Total	$10,925,657	$45,000,056

7. Shares of beneficial interest

At November 30, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended November 30, 2023		Year Ended November 30, 2022
	Shares	Amount	Shares	Amount
Class FI
Shares sold	1,022	$17,937	401	$7,374
Shares issued on reinvestment	200	3,571	692	14,405
Shares repurchased	(547)	(9,541)	(2,764)	(53,254)
Net increase (decrease)	675	$11,967	(1,671)	$(31,475)

Class I
Shares sold	40,258	$724,888	4,172	$103,280
Shares issued on reinvestment	1,085	19,368	895	18,513
Shares repurchased	(21,164)	(395,559)	(4,876)	(102,589)
Net increase	20,179	$348,697	191	$19,204

Class IS
Shares sold	545,815	$9,813,092	10,982,015	$198,830,245
Shares issued on reinvestment	710,773	12,620,077	2,169,848	44,937,547
Shares repurchased	(2,683,947)	(49,325,328)	(3,756,098)	(73,611,337)
Shares redeemed in-kind	—	—	(6,164,423)	(111,391,121)
Net increase (decrease)	(1,427,359)	$(26,892,159)	3,231,342	$58,765,334

8. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended November 30, 2023.

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended November 30, 2023, the Fund had no redemptions in-kind. For the year ended November 30, 2022, the Fund had redemptions in-kind with total proceeds in the amount of $111,391,121. The net realized gain on these redemptions in-kind amounted to $34,062,795, which was not realized for tax purposes.

34	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$3,158,799	$46,936
Net long-term capital gains	9,490,515	44,953,120
Total distributions paid	$12,649,314	$45,000,056

As of November 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,860,826
Undistributed long-term capital gains — net	2,572,300
Total undistributed earnings	$4,433,126
Other book/tax temporary differences(a)	(38,335)
Unrealized appreciation (depreciation)(b)	39,245,775
Total distributable earnings (loss) — net	$43,640,566

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of certain investments.

11. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

Franklin U.S. Large Cap Equity Fund 2023 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of Franklin U.S. Large Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin U.S. Large Cap Equity Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statement of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 18, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

36	Franklin U.S. Large Cap Equity Fund 2023 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin U.S. Large Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)

Number of funds in fund complex overseen by Trustee	55

Other board memberships held by Trustee during the past five years	None

Franklin U.S. Large Cap Equity Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1982

Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)

Number of funds in fund complex overseen by Trustee	55

Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)

Number of funds in fund complex overseen by Trustee	55

Other board memberships held by Trustee during the past five years	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)

Ken Miller

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)

Number of funds in fund complex overseen by Trustee	55

Other board memberships held by Trustee during the past five years	None

38	Franklin U.S. Large Cap Equity Fund

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

Franklin U.S. Large Cap Equity Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

40	Franklin U.S. Large Cap Equity Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. ( 2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

Franklin U.S. Large Cap Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

42	Franklin U.S. Large Cap Equity Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2023:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$9,731,960
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$2,389,766
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$2,428,018
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$1,586,776
Qualified Business Income Dividends Earned	§199A	$145,793

Franklin U.S. Large Cap Equity Fund	43

Franklin

U.S. Large Cap Equity Fund

Trustees

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadviser

Franklin Advisers, Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Franklin U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

Franklin U.S. Large Cap Equity Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX011558 1/24 SR23-4785

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2022 and November 30, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $68,121 in November 30, 2022 and $68,121 in November 30, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2022 and $0 in November 30, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in November 30, 2022 and $20,000 in November 30, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in November 30, 2022 and $0 in November 30, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $785,604 in November 30, 2022 and $799,106 in November 30, 2023.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 26, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 26, 2024